Exhibit 10.4.2


                                                               EXECUTION VERSION


                        START-UP LOAN TRANCHE SUPPLEMENT

This Start-Up Loan Tranche Supplement is made between Northern Rock plc (the "Issuer Start-Up Loan Provider"), Granite Master Issuer plc ("Master Issuer") and the Bank of New York (the "Issuer Security Trustee") in relation to the provision of a Start-Up Loan Tranche by the Issuer Start-Up Loan Provider to the Master Issuer on the following terms:

o     Closing Date            -     24 May, 2006

o     Principal amount        -     (GBP)32,483,000

o     Interest rate           -     LIBOR for three month sterling deposits plus
                                    0.9 per cent. per annum

o     Payment Dates           -     Each Monthly Payment Date or, if such date
                                    is not a London Business Day, then the next following London Business Day

This Start-Up Loan Tranche Supplement is supplemental to the Start-Up Loan Agreement dated 19 January, 2005 between the parties hereto (the "Start-Up Loan Agreement"). Capitalised terms used and not otherwise defined herein shall have the meanings assigned to them in the Start-Up Loan Agreement.

This Start-Up Loan Tranche Supplement is made on 24 May, 2006.


as Master Issuer
EXECUTED for and on behalf of                   )
GRANITE MASTER ISSUER PLC                       )
acting by a director                            )

/s/ S. Tyson
-------------------------


Name: Sharon Tyson



as Issuer Start-Up Loan Provider
EXECUTED for and on behalf of                   )
NORTHERN ROCK PLC                               )
by                                              )

/s/ Christopher Jobe
-------------------------


Name: Christopher Jobe


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as Issuer Security Trustee
EXECUTED for and on behalf of                   )
THE BANK OF NEW YORK                            )
by                                              )

/s/ Kate Russell
-------------------------


Name: Kate Russell
      Vice President

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